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                                                                   Exhibit 10.14
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                                AMENDMENT No. 3

                                       to

                      THE AMETEK SAVINGS & INVESTMENT PLAN
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     WHEREAS, there was adopted and made effective as of October 1, 1984, The
AMETEK Savings & Investment Plan (the "Plan"); and

     WHEREAS, the Plan was amended and restated in its entirety, from time to time thereafter, most recently effective January 1, 1997; and

     WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time and from time to time; and

     WHEREAS, AMETEK now desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     FIRST:  Section 2.2(b) of the Plan is amended by adding a new sentence to
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the end thereof to read in its entirety as follows:

     "Any employee of the Process & Analytical Instruments Division of AMETEK, Inc. who was a participant in the AMETEK, Inc. Hourly Employees' Pension Plan as of August 31, 1997, shall become a Retirement Participant as of September 1, 1997; provided, however, that for purposes of determining such employee's Retirement Contributions under Section 4.3, Years of Service shall mean Periods of Service beginning on September 1, 1997."

     SECOND:  The provisions of this Amendment 3 shall be effective as of
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September 1, 1997.
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     IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 1st day of August, 1997.


                                           AMETEK, Inc.

                                           By: /s/  Donna F. Winquist
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                                                    Donna F. Winquist
Attest:

/s/  Kathryn E. Londra
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     Kathryn E. Londra